UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   May 6, 2005
                Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


                 MASSACHUSETTS                           04-2762050
                (State or Other                            (I.R.S.
                Jurisdiction of                           Employer
                Incorporation or                       Identification
                 Organization)                              No.)


                 526 Boston Post                            01778
               Road, Wayland, MA
             (Address of Principal                       (Zip Code)
               Executive Offices)

                                 (508) 358-4422
                (Registrant's Telephone No., including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On May 9, 2005, National Dentex Corporation issued a press release (attached hereto as Exhibit 99.1) announcing its revised results of operations for the fourth fiscal quarter and full fiscal year for 2004. As explained in the press release, the figures included therein for net income for the fourth quarter and full year amend and restate results previously announced in a press release issued by National Dentex on February 25, 2005 and attached as an exhibit to National Dentex's Current Report on Form 8-K filed with the Commission on February 25, 2005.

The information under Item 2.02 in this Form 8-K, including the information contained in Exhibit 99.1 hereof that concerns National Dentex's results of operations for its fourth fiscal quarter and full year for 2004, is being furnished to the Commission and such information shall not be deemed "filed" under Item 2.02 hereof or for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 6, 2005, the audit committee of the board of directors of National Dentex concluded that its previously issued financial statements in respect of the first three fiscal quarters of fiscal 2004, as included within Quarterly Reports on Form 10-Q filed with the Commission on each of May 10, 2004, August 9, 2004 (as previously amended on August 17, 2004), and November 11, 2004, should no longer be relied upon because of an error in such financial statements which will require their restatement.

The brief  description of the facts underlying this  conclusion,  as required by
Item 4.02(a) of Form 8-K, is contained in National Dentex's press release dated May 9, 2005, which is attached hereto as Exhibit 99.1 and incorporated by reference under Item 4.02 of this Current Report on Form 8-K.

As described in the press release, and as previously disclosed in its recent filings with the Commission, National Dentex has been unable to file its Annual Report on Form 10-K for its fiscal year ended December 31, 2004 by the extended due date of March 31, 2005 as it is in the process of reviewing, in conjunction with its independent auditors PricewaterhouseCoopers LLP ("PwC"), the valuation and accounting for intangible assets recorded in connection with certain acquisitions. In connection with its completion of this review, the closing of its accounting records and preparing its Annual Report on Form 10-K, management and the audit committee have concluded that National Dentex needs to restate the financial statements contained in its previously filed Quarterly Reports on Form 10-Q for each of the first three fiscal quarters of 2004 to adjust the accounting for intangible assets recorded in connection with certain acquisitions. During this process, National Dentex, in consultation with an independent third party valuation firm, analyzed all the subject acquisitions and identified two intangible assets it had not previously recognized apart from goodwill: customer relationships and trade names. The accounting treatment for these intangible assets requires amortization expense over the estimated economic useful life for customer relationships and impairment testing and associated expense, if any, for trade names. In addition, National Dentex will revise the classification of these intangible assets in the consolidated balance sheets of the financial statements previously issued.

National Dentex has concluded that the adjustments required by this restatement are not material to any of its previously filed Quarterly Reports on Form 10-Q. However, the significance of the cumulative adjustment of approximately $292,000, or $.06 per share on a diluted basis, precludes it from being recorded in the fourth quarter of 2004, thereby necessitating amendments to its filings on Form 10-Q made with respect to the first three quarters of 2004. In light of this conclusion, National Dentex has determined (as more fully discussed below) that this accounting adjustment is not, in itself, a material weakness in internal control over financial reporting. Management is currently finalizing its Report on Internal Control over Financial Reporting. This report is expected to be included in National Dentex's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 when ready for submission to the Commission.

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In determining  that this  accounting  adjustment is not, in itself,  a material
weakness  in  internal   control  over  financial   reporting   National  Dentex
considered, among other things, the control deficiency related to the accounting for business combinations, which resulted in the need to restate its previously issued financial statements for the first three fiscal quarters of fiscal 2004. After reviewing and analyzing the Commission's Staff Accounting Bulletin ("SAB") No. 99, "Materiality," Accounting Principles Board Opinion No. 28, "Interim Financial Reporting," paragraph 29 and SAB Topic 5 F, "Accounting Changes Not Retroactively Applied Due to Immateriality," and taking into consideration (i) that the restatement adjustments did not have a material impact on the financial statements of prior interim or annual periods taken as a whole; (ii) that the cumulative impact of the restatement adjustments on stockholders' equity was not material on the financial statements of prior interim or annual periods; and
(iii) that National Dentex decided to restate its previously issued financial statements solely because the cumulative impact of the error, if recorded in the current period, would have been material to the current quarter's reported net income, management, at this time, concluded that the control deficiency that resulted in the restatement of the financial statements for the first three fiscal quarters of fiscal 2004, was not in itself a material weakness.

National Dentex intends to prepare amendments to each of the three affected Form 10-Q filings to restate the financial statements included therein and to file the amended Quarterly Reports with the Commission as promptly as reasonably possible.

Per the requirements of Item 4.02(a)(3) of Form 8-K, National Dentex hereby states that its audit committee has discussed with National Dentex's independent accountant the matters disclosed in this filing pursuant to Item 4.02(a).

Item 8.01 Other Events.

For the reasons described under Items 2.02 and 4.02 hereof, and explained more fully in the press release attached hereto as Exhibit 99.1, National Dentex has further determined that it will not be able to timely file its Quarterly Report on Form 10-Q in respect of its first fiscal quarter of 2005 ended March 31, 2005 by the due date of May 10, 2005. National Dentex is not filing a Notification of Inability to Timely File this Quarterly Report on Form 10-Q insofar as Rule 12b-25(b)(2)(ii) would require National Dentex to represent that the subject Quarterly Report on Form 10-Q will be filed no later than the fifth calendar day following the prescribed due date. National Dentex does not believe it can make such a representation at this time. National Dentex currently believes that it will be able to complete its preparation of this Quarterly Report on Form 10-Q and file it with the Commission after it has amended its Quarterly Reports on Form 10-Q for the first three fiscal quarters of 2004 and completed and filed its Annual Report on Form 10-K for fiscal 2004 and currently expects that it will be able to file the respective three amendments on Form 10-Q, its Form 10-K, and its Form 10-Q for the first quarter of fiscal 2005 within the next several weeks and in any event no later than the week of June 13, 2005.


Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

     99.1 Press release of National Dentex Corporation dated May 9, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          NATIONAL DENTEX CORPORATION
                                          (Registrant)




         May 12, 2005
         -------------                    By:  /s/  Richard F. Becker, Jr.
                                          ------------------------------------
                                                 Richard F. Becker, Jr.
                                               Vice President, Treasurer
                                               and Chief Financial Officer
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                                  Exhibit Index


     99.1      Press release of National Dentex Corporation dated May 9, 2005.



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